“Exhibit 33”

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Micron Enviro Systems, Inc. (the “Company”), on Form 10-QSB/A for the period ending June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bernard McDougall, President of the Company, and I, Negar Towfigh, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report duly complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bernard McDougall

/s/ Negar Towfigh

___________________________

___________________________

Bernard McDougall, President

Negar Towfigh, Chief Financial Officer

~~August 15, 2005~~  February 9, 2006

~~August 15, 2005~~  February 9, 2006